UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2013
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2013, Cinedigm Digital Funding I, LLC (“CDF I”), an indirectly wholly-owned subsidiary of Cinedigm Digital Cinema Corp. (the "Company"), entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with Société Générale, New York Branch, as administrative agent and collateral agent for the lenders party thereto and certain other secured parties (the “Collateral Agent”), and the lenders party thereto. The Amended and Restated Credit Agreement amended and restated CDF I’s credit agreement in effect since May 2010.  The primary changes effected by the Amended and Restated Credit Agreement were (i) changing the aggregate principal amount of the term loans to $130,000,000, (ii) changing the interest rate (as discussed below) and (iii) extending the term of the credit facility to February 2018.  The proceeds of the term loans under the Amended and Restated Credit Agreement (the “Term Loans”) will be used by CDF I to refinance existing debt of CDF I, to pay a dividend indirectly to the Company to be used to pay a portion of the Company’s existing debt as described further below, to fund a debt service reserve and to pay all costs, fees and expenses relating to the transaction.

Under the Amended and Restated Credit Agreement, each of the Term Loans will bear interest, at the option of CDF I and subject to certain conditions, based on the base rate (generally, the bank prime rate) or the LIBOR rate set at a minimum of 1.00%, plus a margin of 1.75% (in the case of base rate loans) or, 2.75% (in the case of LIBOR rate loans).  All collections and revenues of CDF I are deposited into a special blocked account, from which amounts are paid out on a monthly basis to pay certain operating expenses and principal, interest, fees, costs and expenses relating to the Amended and Restated Credit Agreement according to certain designated priorities.  On a quarterly basis, if funds remain after the payment of all such amounts, they will be applied to prepay the Term Loans.  Except for the dividend to the Company mentioned above that was paid at closing,  CDF I is generally prohibited from paying dividends or distributions to shareholders until the Term Loans are repaid.  The Term Loans mature and must be paid in full by February 28, 2018.  In addition, CDF I may prepay the Term Loans, in whole or in part, subject to paying certain breakage costs, if applicable, and a 1.00% prepayment premium if a prepayment is made during the first year of the Term Loans.

The Amended and Restated Credit Agreement also requires each of CDF I’s existing and future direct and indirect domestic subsidiaries (the "Guarantors") to guarantee, under an Amended and Restated Guaranty and Security Agreement dated as of February 28, 2013 by and among CDF I, the Guarantors and the Collateral Agent (the “Guaranty and Security Agreement”), the obligations under the Amended and Restated Credit Agreement, and all such obligations to be secured by a first priority perfected security interest in all of the collective assets of CDF I and the Guarantors, including real estate owned or leased, and all capital stock or other equity interests in Christie/AIX, Inc. (“C/AIX”), the direct holder of CDF I’s equity, CDF I and CDF I’s subsidiaries.  In connection with the Amended and Restated Credit Agreement, Access Digital Media, Inc. (“ADM”), a wholly-owned subsidiary of the Company and the direct parent of C/AIX, entered into an amended and restated pledge agreement dated as of February 28, 2013 (the “ADM Pledge Agreement”) in favor of the Collateral Agent pursuant to which ADM pledged to the Collateral Agent all of the outstanding shares of common stock of C/AIX, and C/AIX entered into an amended and restated pledge agreement dated as of February 28, 2013 (the “C/AIX Pledge Agreement”) in favor of the Collateral Agent pursuant to which C/AIX pledged to the Collateral Agent all of the outstanding membership interests of CDF I.

The Amended and Restated Credit Agreement contains customary representations, warranties, affirmative covenants, negative covenants and events of default.

On February 28, 2013, Cinedigm DC Holdings, LLC (“Holdings”), a wholly-owned subsidiary of the Company, ADM and Access Digital Cinema Phase 2, Corp. (“ADCP2”), a wholly-owned subsidiary of the Company, entered into term loan agreement (the “Term Loan Agreement”) with Prospect Capital Corporation (“Prospect”), as administrative agent (the “Prospect Administrative Agent”) and collateral agent (the “Prospect Collateral Agent”) for the lenders party thereto, and the other lenders party thereto pursuant to which Holdings borrowed $70,000,000 (the “Prospect Loan”) . The Prospect Loan will bear interest annually in cash at LIBOR plus 9.00% (with a 2.00% LIBOR floor) and at 2.50 % to be accrued as an increase in the aggregate principal amount of the Prospect Loan until the  Amended and Restated Credit Agreement is paid off, at which time all interest will be payable in cash.

The Prospect Loan matures on March 31, 2021. The Prospect Loan may be accelerated upon a change in control (as defined in the Term Loan Agreement) or other events of default as set forth therein and will be mandatorily accelerated upon an insolvency of Holdings.  The Prospect Loan is payable on a voluntary basis after the second anniversary of the initial borrowing in whole but not in part, subject to a prepayment penalty equal to 5.00% of the principal amount prepaid if the Prospect Loan is prepaid after the second anniversary but prior to the third anniversary of issuance, a prepayment penalty of 4.00% of the principal amount prepaid if the Prospect Loan is prepaid after such third anniversary but prior to the fourth anniversary of issuance, a prepayment penalty of 3.00% of the principal amount prepaid if the Prospect Loan is prepaid after such fourth anniversary but prior to the fifth anniversary of issuance, a prepayment penalty of 2.00% of the principal amount prepaid if the Prospect Loan is prepaid after such fifth anniversary but prior to the sixth anniversary of issuance, a prepayment penalty of 1.00% of the principal amount prepaid if the Prospect Loan is prepaid after such sixth anniversary but prior to the seventh anniversary of issuance, and without penalty if the Prospect Loan is prepaid thereafter, plus cash in an amount equal to the accrued and unpaid interest amount with respect to the principal amount through and including the prepayment date.

In connection with the Prospect Loan, the Company assigned to Holdings its rights to receive servicing fees under the Company’s Phase I and Phase II deployments. Pursuant to a Limited Recourse Pledge Agreement (the “Limited Recourse Pledge”) executed by the Company and a Guaranty, Pledge and Security Agreement (the “Prospect Guaranty and Security Agreement”) among Holdings, ADM, ADCP2 and Prospect, as Prospect Collateral Agent, the Prospect Loan is secured by, among other things, a first priority pledge of the stock of Holdings owned by the Company, the stock of ADM owned by Holdings and the stock of ADCP2 owned by the Company, and guaranteed by ADM and ADCP2.  In addition, the Company provided a limited recourse guaranty (the “Limited Recourse Guaranty”) pursuant to which the Company guaranteed certain representations and warranties and performance obligations with respect to the Prospect Loan in favor of the Prospect Collateral Agent and the Prospect Administrative Agent.

The Term Loan Agreement contains customary representations, warranties, affirmative covenants, negative covenants and events of default.

The proceeds of the Prospect Loan and the Term Loans were used in part to finance the purchase by Holdings of an assignment of Term Loans in the aggregate principal amount of $5,000,000, to pay off the Company’s debt outstanding under its promissory note issued to an affiliate of Sageview Capital LP and to pay costs, fees and expenses relating to the foregoing transactions.

The foregoing descriptions of the Amended and Restated Credit Agreement, the Guaranty and Security Agreement, the ADM Pledge Agreement, the C/AIX Pledge Agreement, the Term Loan Agreement, the Limited Recourse Pledge, the Prospect Guaranty and Security Agreement and the Limited Recourse Guaranty do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2, 4.4, 4.5 and 4.6 respectively, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2013, the Company entered into the Amended and Restated Credit Agreement pursuant to which it repaid existing debt and borrowed $130,000,000. The terms of the Amended and Restated Credit Agreement, including the maturity, interest payment terms and use of proceeds, are described more fully in Item 1.01 above and the Amended and Restated Credit Agreement, which are incorporated by reference herein.  Also on February 28, 2013, the Company entered into the Term Loan Agreement pursuant to which the Company borrowed $70,000,000.  The terms of the Prospect Loan, including the maturity, interest payment terms and use of proceeds, are described more fully in Item 1.01 above and the Term Loan Agreement, which are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 1, 2013, Edward A. Gilhuly, a member of the Board of Directors (the “Board”) of Company, notified the Company that he resigned from the Board effective March 1, 2013.

Item 8.01	Other Events.

On March 1, 2013, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.		Description

4.1	--
Amended and Restated Guaranty and Security Agreement, dated as of February 28, 2013, among Cinedigm Digital Funding I, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent.

4.2	--	Amended and Restated Pledge Agreement, dated as of February 28, 2013, between Access Digital Media, Inc. and Société Générale, New York Branch, as Collateral Agent.
4.3	--	Amended and Restated Pledge Agreement, dated as of February 28, 2013, between Christie/AIX, Inc. and Société Générale, New York Branch, as Collateral Agent.
4.4	--	Limited Recourse Pledge Agreement, dated as of February 28, 2013, made by Cinedigm Digital Cinema Corp. in favor of Prospect Capital Corporation, as Collateral Agent.
4.5	--
Guaranty, Pledge and Security Agreement, dated as of February 28, 2013, made by Cinedigm DC Holdings, LLC, Access Digital Media, Inc. and Access Digital Cinema Phase 2, Corp., in favor of Prospect Capital Corporation, as Collateral Agent.

4.6	--	Limited Recourse Guaranty Agreement, dated as of February 28, 2013, made by Cinedigm Digital Cinema Corp. in favor of Prospect Capital Corporation, as Collateral Agent and as Administrative Agent.

10.1	--
Amended and Restated Credit Agreement, dated as of February 28, 2013, among Cinedigm Digital Funding I, LLC, the Lenders party thereto and Société Générale, New York Branch, as administrative agent and collateral agent for the lenders and secured parties thereto.

10.2	--
Term Loan Agreement, dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Phase 2, Corp., the Guarantors party thereto, the Lenders party thereto and Prospect Capital Corporation as Administrative Agent and Collateral Agent.*

99.1	--	Press Release dated March 1, 2013.

* Confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM DIGITAL CINEMA CORP.
Dated: March 4, 2013	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.		Description

4.1	--
Amended and Restated Guaranty and Security Agreement, dated as of February 28, 2013, among Cinedigm Digital Funding I, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent.

4.2	--	Amended and Restated Pledge Agreement, dated as of February 28, 2013, between Access Digital Media, Inc. and Société Générale, New York Branch, as Collateral Agent.
4.3	--	Amended and Restated Pledge Agreement, dated as of February 28, 2013, between Christie/AIX, Inc. and Société Générale, New York Branch, as Collateral Agent.
4.4	--	Limited Recourse Pledge Agreement, dated as of February 28, 2013, made by Cinedigm Digital Cinema Corp. in favor of Prospect Capital Corporation, as Collateral Agent.
4.5	--
Guaranty, Pledge and Security Agreement, dated as of February 28, 2013, made by Cinedigm DC Holdings, LLC, Access Digital Media, Inc. and Access Digital Cinema Phase 2, Corp., in favor of Prospect Capital Corporation, as Collateral Agent.

4.6	--	Limited Recourse Guaranty Agreement, dated as of February 28, 2013, made by Cinedigm Digital Cinema Corp. in favor of Prospect Capital Corporation, as Collateral Agent and as Administrative Agent.
10.1	--
Amended and Restated Credit Agreement, dated as of February 28, 2013, among Cinedigm Digital Funding I, LLC, the Lenders party thereto and Société Générale, New York Branch, as administrative agent and collateral agent for the lenders and secured parties thereto.

10.2	--
Term Loan Agreement, dated as of February 28, 2013, by and among Cinedigm DC Holdings, LLC, Access Digital Media, Inc., Access Digital Phase 2, Corp., the Guarantors party thereto, the Lenders party thereto and Prospect Capital Corporation as Administrative Agent and Collateral Agent.*

99.1	--	Press Release dated March 1, 2013.

* Confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

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